UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2006


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

              Delaware                            75-2528700
 (State or other jurisdiction of     (I.R.S. Employer Identification No.)
          incorporation)


                        3701 W. Plano Parkway, Suite 300
                               Plano, Texas 75075
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

(d) On October 17, 2006, at the Annual Meeting of the Shareholders George C. Platt, Joseph Autem, Sherel D. Horsley and Professor John W. Slocum, Jr. were elected to the ViewCast.com, Inc. Board of Directors. Subsequent to the shareholders' meeting, the Board of Directors elected George C. Platt to serve as Chairman of the Board of Directors. Mr. Platt will continue as the Chief Executive Officer of ViewCast. A copy of the press release announcing this matter is furnished as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1. Press Release issued October 23, 2006

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ViewCast.com, Inc.



Date:  October 23, 2006                        By: /s/ Laurie L. Latham
                                               -------------------------
                                               Laurie L. Latham
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                ---------------
99.1                       Press Release issued October 23, 2006